Other income / (charges)	12 Months Ended
Dec. 31, 2025
Text block 1 [Abstract]
Other income / (charges)
14 Other income/(charges)

	2025	2024	2023

Other income	137	153	35

Other charges	(6)	(8)	(92)

For the year ended December 31	130	145	(57)
Other income in 2025 mainly relates to the proceeds from the sale of 12.5 million shares in a.s.r.
Other income in 2024 mainly reflects a gain on the completion of the transfer of the legal ownership of the UK individual protection book to Royal London (EUR 46 million) and a gain on the disposal of a portfolio of insurance contracts and related reinsurance contracts in the US (EUR 57 million).
The other charges in 2023 mainly relate to the book loss of the divestment of Aegon’s businesses in Poland and Romania to Vienna Insurance Group AG Wiener Versicherung Gruppe (VIG), amounting to EUR 78 million.